                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                              -------------------------

                                       FORM 8-K



Pursuant to Section 12 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event report) January 30, 1997
                                              -----------------


                           PACIFIC GATEWAY PROPERTIES, INC.
--------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


             NEW YORK                 1-8692             04-2816560
   ----------------------------   -------------    ------------------------
   (State or other jurisdiction    (Commission           (IRS Employer
          of incorporation)        File Number)      Identification No.)




ONE RINCON CENTER, 101 SPEAR STREET, SUITE 215, SAN FRANCISCO, CA 94105
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including are code  (415)543-8600




                                    Not Applicable
--------------------------------------------------------------------------------
                (Former name or former address and former fiscal year,
                            if changed since last report)



                                    Not Applicable
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

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Item 2.   ACQUISITION OF ASSETS

PROPERTY ACQUISITIONS.   On January 17, 1997, Pacific Gateway Properties
("Registrant") acquired two properties (the "Acquired Properties") for an aggregate purchase price of $20,750,000. As of January 17, 1997, the Registrant's portfolio consisted of eight properties. Unless otherwise indicated, the equity required to purchase the Acquired Properties was obtained from the Registrant's sale of an Arizona hotel in December 1996. Neither the Registrant, any subsidiary of the Registrant nor any director or officer of the Registrant was affiliated with or had a relationship with the respective sellers of the Acquired Properties described below.

PAULSEN OFFICE PARK ("POP"). On January 17, 1997, Pacific Gateway Properties Hotels, Inc., a wholly owned subsidiary of the Registrant, completed the purchase of POP which is a multi-tenant, six building campus style office park located at 4000-4050 Moorpark Avenue, San Jose, California for $17,500,000 or $106.06 per square foot. POP's six buildings contain approximately 165,000 square feet and are situated on 7.7 acres. The Registrant purchased POP from Peter Paulsen. In connection with this acquisition the Registrant assumed approximately $10,200,000 in debt from Sun Life Assurance Company of Canada (U.S.) which is amortized over 20 years at a fixed annual interest rate of 9.125%, and matures on June 30, 2005. The debt continues to be assumable and is subject to a prepayment penalty if paid off prior to maturity.

GABRIELSEN BUILDING ("GABRIELSEN"). On January 17, 1997, Pacific Gateway Properties Hotels, Inc., a wholly owned subsidiary of the Registrant, completed the purchase of Gabrielsen which is a multi-tenant, 23,000 square foot six story steel frame office building located at 930 Montgomery Street, San Francisco, California for $3,250,000 or $141.30 per square foot. The Registrant purchased Gabrielsen from Donlon H. Gabrielsen and Agnes H. Gabrielsen. In connection with this acquisition the Registrant obtained new debt of $2,112,500 from Redwood Bank which is amortized over 25 years at a floating annual interest rate of 3% over the one year treasury bond rate, adjustable every six months and matures on February 1, 2002. This debt can be prepaid at any time without a penalty.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

Because it would be impractical to provide audited income statements of the operations of POP in conformance with Regulation S-X, Rule 3-14 at the time of this report, historical financial information concerning POP and pro forma financial statements of the Registrant reflecting the Acquired Properties' transactions will be provided within 60 days from the due date of this report under cover of Form 8.

     EXHIBITS

     1.1  Press Release Dated January 21, 1997

     1.2 Purchase and Sale Agreement of the Registrant as Buyer, and Peter Paulsen as Seller, dated December 16, 1996.

     1.3 Amendment to the Purchase and Sale Agreement of the Registrant as Buyer, and Peter Paulsen as Seller, dated January 15, 1997.


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     1.4  Purchase and Sale Agreement of the Registrant as Buyer, and Donlon H.
          Gabrielsen and Agnes H. Gabrielsen as Sellers, dated December 18,
          1996.




                                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned there unto duly authorized.



     Dated:         January 30, 1997
                   ------------------

                         PACIFIC GATEWAY PROPERTIES, INC.
                                   (Registrant)




                              Raymond V. Marino
                              -----------------------------------
                              Raymond V. Marino
                              President and Chief Executive Officer




                              Felecia Vernon-Chancey
                              -----------------------------------
                              Felecia Vernon-Chancey
                              Vice President and Controller
                              (Principal Financial and Accounting Officer)



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